EXHIBIT 32
                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Newgold, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Annual Report of Newgold on Form 10-KSB/A for the year ended January 31, 2005 as filed with the Securities and Exchange Commission (the "10-KSB/A Report") that:

         (1) the 10-KSB/A Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-KSB/A Report fairly presents, in all material respects, the financial condition and results of operations of Newgold.

Dated:  June 2, 2006                 Newgold, Inc.


                                     /s/ A. SCOTT DOCKTER
                                     -------------------------------------------
                                     A. Scott Dockter
                                     President and Chief Executive Officer


                                     /s/ JAMES KLUBER
                                     -------------------------------------------
                                     James Kluber
                                     Chief Financial Officer